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                                June 28, 2006, as supplemented on July 12, 2006

NUVEEN MULTISTATE TRUST II

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Insured Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund


STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is not a prospectus. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC ("Nuveen"), or from the Funds, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectuses for the Funds. The Prospectuses are dated June 28, 2006.

TABLE OF CONTENTS

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
Investment Policies and Investment Portfolio...............................  S-2

Management of the Trust.................................................... S-22

Investment Adviser and Investment Management Agreement..................... S-41

Portfolio Transactions..................................................... S-46

Net Asset Value............................................................ S-47

Tax Matters................................................................ S-48

Additional Information on the Purchase and Redemption of Fund Shares....... S-56

Disclosure of Portfolio Holdings........................................... S-66

Distribution and Service Plan.............................................. S-70

Independent Registered Public Accounting Firm, Custodian and Transfer Agent S-72

Financial Statements....................................................... S-72

Appendix A--Ratings of Investments.........................................  A-1

Appendix B--Description of Hedging Techniques..............................  B-1

   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference and is available without charge by calling (800) 257-8787.

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INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

      (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except each Fund may invest up to 5% of its assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management ("NAM") determines such investment should enable the Fund to better maximize its existing investment in such issuer. In addition, the California High Yield Municipal Bond Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly, as well as a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal income taxes, and, with respect to all Funds except the California High Yield Municipal Bond Fund, state and, in some cases, local income taxes.

      (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, and the California Insured Municipal Bond Fund.

      (3) Borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act") and exemptive orders granted thereunder.

      (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

      (5) Issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

      (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

      (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

      (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

      (9) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

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      (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

      (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of NAM, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities. This limitation shall not apply to the California High Yield Municipal Bond Fund.

   In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

   For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

   Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

   The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

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   The Nuveen Multistate Trust II, formerly the Nuveen Flagship Multistate
Trust II (the "Trust"), is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has ten series: the Nuveen New York Municipal Bond Fund (formerly the Nuveen Flagship New York Municipal Bond Fund, and formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen New Jersey Municipal Bond Fund (formerly the Nuveen Flagship New Jersey Municipal Bond Fund, and formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California High Yield Municipal Bond Fund; the Nuveen Connecticut Municipal Bond Fund (formerly the Nuveen Flagship Connecticut Municipal Bond Fund, and formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen California Intermediate Municipal Bond Fund (formerly the Nuveen Flagship California Intermediate Municipal Bond Fund) has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

   The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

   As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various

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privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

   The investment assets of each Fund, other than the California High Yield Municipal Bond Fund (see below), will consist of (1) Municipal Obligations that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations that, in the opinion of NAM, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments, as described below, from which income may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   The investment assets of the California High Yield Municipal Bond Fund will consist of (1) Municipal Obligations rated BBB/Baa or lower (at least 65%),
(2) unrated Municipal Obligations NAM judges of equivalent quality, and
(3) temporary investments, the income from which may be subject to state income tax or both state and federal income taxes. Under normal circumstances, the Fund will invest at least 65% of its assets in medium- to low-quality bonds rated BBB/Baa or lower by S&P, Moody's or Fitch or are unrated fixed-income securities which, in the opinion of NAM, are of comparable quality. As a temporary defensive measure, in response to unusual market conditions, lack of acceptable supply or times when yield spreads do not justify the increased risks of investing in these securities, the Fund may invest in higher quality Municipal Obligations (those rated AAA/Aaa to A or, if unrated, judged by NAM to be of comparable quality) or in short-term, high-quality investments. The Fund may invest up to 10% of its net assets in defaulted Municipal Obligations. "Defaulted" means that the municipal bond's issuer has not paid principal or interest on time.

   As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those non-appropriation leases where NAM has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate, which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

   Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

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Investments in Inverse Floating Rate Securities

   The Funds may invest in inverse floating rate municipal securities or "inverse floaters," whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non- fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Insurance

   Each insured Municipal Obligation held by the Nuveen California Insured Municipal Bond Fund, the Nuveen Massachusetts Insured Municipal Bond Fund, and the Nuveen New York Insured Municipal Bond Fund (the "Insured Funds") will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Funds ("Portfolio Insurance"). The Insured Funds do not currently maintain a policy of Portfolio Insurance. The Insured Funds may in the future obtain policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Insured Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Insured Funds will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's or AAA by S&P or Fitch. Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

   The Insured Funds' policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's,

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S&P or Fitch should downgrade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's, S&P or Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

   In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and
(2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. government agency securities. Collateralized obligations will not constitute more than 20% of a Fund's assets.

   Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

   Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

   In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

   Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value generally cannot be estimated.

   Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

   One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of NAM, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of NAM, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

   Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

   If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance from an insurer whose claims-paying ability is rated Aaa or AAA, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that an Insured Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

   Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

   Each Portfolio Insurance policy will be non-cancelable and will remain in effect so long as an Insured Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

   Each Portfolio Insurance policy will terminate, as to any Municipal Obligation that has been redeemed from or sold by a Fund, on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy, as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate, as to such Municipal Obligation, on the business day immediately following such payment date. Each policy will terminate, as to all Municipal Obligations covered thereby, on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.

   One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of NAM, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

   The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

   Each Insured Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, NAM may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

   Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

Portfolio Trading and Turnover

   The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

   The portfolio turnover rates for the 2005 and 2006 fiscal year-ends of the Funds were:

                                                            FISCAL YEAR
                                                            2005  2006
                                                            ----  ----
           Nuveen California Municipal Bond Fund...........  16%   15%
           Nuveen California Insured Municipal Bond Fund...  22    14
           Nuveen Connecticut Municipal Bond Fund..........   8    13
           Nuveen Massachusetts Municipal Bond Fund........  11     9
           Nuveen Massachusetts Insured Municipal Bond Fund  26    14
           Nuveen New Jersey Municipal Bond Fund...........  15    15
           Nuveen New York Municipal Bond Fund.............   8    13
           Nuveen New York Insured Municipal Bond Fund.....  12    22

When-Issued or Delayed-Delivery Securities

   Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the Custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

   Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Special Considerations Relating to Municipal Obligations of Designated States

   Except as described in the Prospectus, each of the Funds will invest substantially all of its assets (at least 80%) in Municipal Obligations that are exempt from both regular federal and state income taxes, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Set forth below is a summary of information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states, as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to California

   The California Funds concentrate their investments in California municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. Historically, California's economy has been more volatile than the nation as a whole. It is now experiencing a period of expansion, with personal income increasing faster than the national average. Though deep and diverse, California's economy has several key drivers. These include tech production, international trade, tourism, defense spending, and construction. A disruption to any of these key industries could have a significant effect on the State's economy and therefore its financial performance. Approximately 20% of the new jobs created in the last year were in the construction industry, so a housing slowdown may have a larger impact on the California economy than the nation's as a whole.

   California's financial performance was severely impacted by the recent recession, and structural imbalance in its budget persists. With the improved economy, fiscal year 2006 is now projected to produce a larger than expected budget surplus. However, most of that surplus will be drawn down in fiscal year 2007 to close that year's projected deficit. As a high wealth state, California relies more heavily on tax revenues generated from capital gains than most other states. This, coupled with a progressive income tax structure, makes the State more vulnerable to swings in asset prices than most other states. It is estimated that 13% of the State's General Fund revenues are currently attributable to capital gains. In addition, the State and its various subdivisions may face increasing financial pressure from costs relating to pensions and other post-employment benefits. Due in part to borrowing to fund budget deficits, the State's debt burden has increased substantially. According to Moody's Investors Service, California now has more debt outstanding than any other state, although on a per capita basis, the State ranks ninth. A proposal to authorize additional significant debt issuance will be on the November 2006 ballot and, if passed, will raise the State's debt burden further.

   California's political landscape has often led to political difficulties, including in the adoption of the state budget. As opposed to the simple majority required by most states, California requires a 66% majority in the legislature to adopt a state budget or state tax increases. California's voter initiative process has resulted in several initiatives that have restricted the taxing ability of the State and its local government entities, including Proposition 13. Other mandates have required certain expenses, further restricting the financial flexibility of government entities. In addition, unanticipated initiatives that could impact the financial health of the State or its subdivisions may be adopted in the future.

Factors Pertaining to Connecticut

   The Connecticut Fund concentrates its investments in Connecticut municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in Connecticut and their ability to pay principal and interest on their obligations. Though expanding, the Connecticut economy is growing more slowly than the nation as a whole, constrained by high costs and slow population growth. The State's economy is heavily influenced by the high-wage financial services industry, a major reason why Connecticut enjoys the highest per capita income in the nation. On a percentage basis, no other state, including New York, is more dependent on financial services. Any disruption to this important industry would have an outsized impact on Connecticut. Defense spending also figures prominently into Connecticut's economy. Despite its relatively small size, Connecticut ranks 5th among the 50 states in defense dollars awarded. Therefore, cutbacks in defense spending would likely impact Connecticut disproportionately. The federal submarine base at New London and General Dynamic's Electric Boat submarine facility are among Connecticut's largest employers and important contributors to the State's economy. The Defense Department's Base Realignment and Closure Commission ("BRAC") initially targeted New London for closure and although the base is now slated to remain open, there is no assurance that the Federal Government might not target it again in the future. Electric Boat has recently announced 2,000 layoffs with more possible in the future. Manufacturing, another important component of the State's economy, has lagged in recent years, and is likely to remain under pressure in the near term.

   While improving, Connecticut's finances are still somewhat weak, with the State's General Fund reporting a sizable negative unreserved fund balance at the end of fiscal year 2005. This reflects the severity of the impact the recent recession had on the State's finances. As a high wealth state, Connecticut relies more heavily on tax revenues generated from capital gains and is therefore more vulnerable to swings in asset prices than most other states. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. The State is heavily indebted according to any number of measurements, which also could reduce future financial flexibility. According to Moody's Investors Service, Connecticut has the third highest debt burden in the United States on a per capita basis.

Factors Pertaining to Massachusetts

   The Massachusetts Funds concentrate their investments in Massachusetts municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in Massachusetts and their ability to pay principal and interest on their obligations. Though expanding, the Massachusetts economy is growing more slowly than the nation as a whole, constrained by high business costs and slow population growth. Employment growth is slow, and the Commonwealth is not projected to recover all the jobs lost in the recent recession until after 2010. According to Moody's Economy.com, Massachusetts has the highest business costs of any state. Massachusetts recently passed legislation essentially mandating healthcare insurance for all residents. Those residents unable to secure insurance on their own will have their premiums subsidized by the Commonwealth. Firms with more than 10 workers will be required to provide insurance to their employees or pay a fee to the Commonwealth. It is unknown at this time whether this new legislation will ultimately reduce or increase healthcare costs to the Commonwealth and its employers.

   Though impacted more severely than most states during the recent recession, the Commonwealth has taken steps to improve its financial profile on an ongoing basis. Changes in the way school construction and the Massachusetts Bay Transportation Authority are funded should create more budgetary certainty. However, the Commonwealth and its various subdivisions may face increasing financial pressure from costs relating to pensions and other post-employment benefits. Due in part to costs connected to the Central Artery/Ted Williams Tunnel Project ("the Big Dig"), the Commonwealth's debt burden has increased substantially in the past decade and is high by any number of measurements. According to Moody's Investors Service, Massachusetts now has the highest debt burden in the United States on a per capita basis. This may reduce financial flexibility in the future.

   Leaks have developed in the Big Dig tunnels, the repairs of which are currently being paid for by the construction contractors. Should these contractors prove unable or unwilling to continue paying for these repairs, the Commonwealth could be called upon to do so.

Factors Pertaining to New Jersey

   The New Jersey Fund concentrates its investments in New Jersey municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in New Jersey and their ability to pay principal and interest on their obligations. Though expanding, the New Jersey economy is growing more slowly than the nation as a whole, and lately has been diverging further from national trends. Unemployment in the State has been rising and is now above national levels (5.0% for New Jersey v. 4.6% nationally). Reasons cited for this increase include weakness in the State's important pharmaceutical and telecom industries, as well as the State's high cost nature and slow population growth.

   Structural imbalance in the State's budget continues. Absent corrective action, a $4.5 billion budget deficit exists for fiscal year 2007. Tax hikes are likely and will add to the State's already high tax burden, further reducing its competitive position. In addition, likely reduced state aid to local municipalities could cause fiscal strain for those entities. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. New Jersey's debt burden has increased substantially in the past decade and is high by any number of measurements. This may reduce financial flexibility in the future.

Factors Pertaining to New York

   The New York Funds concentrate their investments in New York municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in New York State and their ability to pay principal and interest on their obligations. Though large and diversified, the State's economy is heavily influenced by the high-wage financial services industry. While Wall Street represents only 4% of the State's employment, it is estimated that it accounts for approximately 20% of all wages in the State. Any disruption to the financial services industry will have an outsized impact on both New York State and New York City. Recent economic growth has been concentrated in the New York City metro area, as many upstate communities continue to suffer from declining manufacturing and population bases.

   Due to healthy economic growth, fiscal year 2005 produced higher than anticipated state tax revenues. However, structural imbalance in the State's budget continues as the current budget is balanced with the use of one-time revenues. The State Comptroller projects deficits of $4.5 billion and $5.3 billion for fiscal years 2008 and 2009, respectively. The State and its various subdivisions may also face increasing financial pressure from costs related to pensions and other post-employment benefits. Recent lawsuits challenging school funding mechanisms in the State may also result in increased expenditures on the part of state and local governments in New York, adding to financial strain. New York's political landscape has often resulted in late adoption of budgets, which, in an extreme case, could result in an interruption in debt service payments. The State is heavily indebted according to any number of measurements, which also could reduce future financial flexibility.

Illiquid Securities

   The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed NAM to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Hedging and Other Defensive Actions

   Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund's portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap transactions or options on swaps. When a Fund enters into an index or financial futures contract it is required to post an initial deposit of 1% to 5% of the total contract price. Typically, futures or option on futures holders enter into offsetting closing transactions to enable settlement in cash rather than taking delivery of the underlying security in the future. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

   These transactions present certain risks. In particular, the imperfect correlation between price movements in the hedging instrument and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio being hedged, or that the gain on the hedge may be less than the losses on the Fund's portfolio securities. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the hedging transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts or options sold on futures or swap contracts create an ongoing greater potential financial risk than do purchasing option transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders. A Fund may engage in hedging transactions to reduce the risk that the value of the securities owned by the Fund may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates.

   No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits with respect to all currently effective hedging investments, would exceed 5% of such series' net assets. Each Fund will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

   Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

   The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds ("short-term investments"). Short-term investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   The Funds may invest in the following federally tax-exempt short-term investments:

      Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

      Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

      Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

      Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

   Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Fund will bear its proportionate share of the money market fund's fees and expenses.

   U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

   --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

   --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

   --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

   U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

   The Funds may also invest in the following taxable short-term investments:

      Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

      Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

      Money Market Funds--These funds pay interest income that is taxable on the federal and state levels. The Fund will bear its proportionate share of the money market fund's fees and expenses.

      Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

      Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of NAM present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. NAM will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

Other Investment Policies and Techniques of the California High Yield Municipal Bond Fund

   Non-Investment Grade Debt Securities (Junk Bonds)

   Under normal circumstances, at least 65% of the Fund's net assets will be invested in medium- to low-quality Municipal Obligations. Municipal Obligations rated below investment grade (BB/Ba or lower) are commonly known as "high-yield," "high risk" or "junk" bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

      (1) Effect of Interest Rates and Economic Changes. An economic downturn could severely disrupt the market for and adversely affect the value of securities trading in the junk bond market.

      All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates.

   Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund's net asset value.

      The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

      (2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

      (3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities' safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by NAM than investments in investment grade debt securities. NAM employs its own credit research and analysis, which includes a study of the issuer's existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. NAM continually monitors the Fund's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

      (4) Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the

   Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

   The Fund may invest up to 10% of its net assets in defaulted Municipal Obligations. Municipal Obligations in the lowest rating categories may be in default and are generally regarded as having poor prospects of attaining any real investment standing. A default or expected default in a Municipal Obligation owned by the Fund could result in a significant decline in the value of that Municipal Obligation.

   Structured Notes

   The Fund may invest in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans references in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage which magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

   Mortgage-Backed Securities

   The Fund may invest in fixed-income obligations backed by a pool of mortgages. Mortgage-backed securities are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA) the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

   Zero Coupon Bonds

   The Fund may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because zero coupon securities pay no coupon interest, their value is generally more volatile when interest rates change than the value of bonds of the same maturity that pay coupon interest.

   Standby Commitments

   The Fund may obtain standby commitments when it purchases Municipal Obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund's business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of NAM, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining the Fund's net asset value.

   Lending of Portfolio Securities

   The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, including collateral received, to broker-dealers or institutional investors. Such loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail.

MANAGEMENT OF THE TRUST

Directors and Officers

   The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board of Trustees of the Trust. The number of trustees of the Trust is currently set at 9, one of whom is an "interested person" (as the term is defined in the 1940 Act) and 8 of whom are not interested persons (after referred to as "independent trustee"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                            Number of
                                                                                           Portfolios
                                          Term of Office                                     in Fund       Other
                          Position(s)     and Length of                                      Complex   Directorships
    Name, Birthdate        Held with     Time Served with       Principal Occupations      Overseen by    Held by
      and Address            Funds            Trust             During Past Five Years       Trustee      Trustee
    ---------------       -----------    ----------------       ----------------------     ----------- -------------

Trustee who is an interested person of the Trust:
-------------------------------------------------
Timothy R. Schwertfeger* Chairman of   Term--Indefinite/(1)/ Chairman (since 1996) and         166      See
3/28/49                  the Board and Length of service--   Director of Nuveen                         Principal
333 West Wacker Drive    Trustee       Since 1996            Investments, Inc., Nuveen                  Occupation
Chicago, IL 60606                                            Investments, LLC, Nuveen                   description
                                                             Asset Management (since
                                                             1997) and the funds
                                                             advised by Nuveen Asset
                                                             Management; Director
                                                             (since 1996) of Institutional
                                                             Capital Corporation;
                                                             Chairman and Director of
                                                             Rittenhouse Asset
                                                             Management, Inc. (since
                                                             1999); Chairman of Nuveen
                                                             Investments Advisers, Inc.
                                                             (since 2002); formerly,
                                                             Chairman and Director
                                                             (1996-2004) of Nuveen
                                                             Advisory Corp; and Nuveen
                                                             Institutional Advisory
                                                             Corp.**

Trustees who are not interested persons of the Trust:
-----------------------------------------------------

Robert P. Bremner        Lead          Term--Indefinite/(1)/ Private Investor and              166      N/A
8/22/40                  Independent   Length of service--   Management Consultant.
333 West Wacker Drive    Trustee       Since 1996
Chicago, IL 60606

                                                                                 Number of
                              Term of Office                                    Portfolios
                              and Length of                                       in Fund       Other
                  Position(s)      Time                                           Complex   Directorships
 Name, Birthdate   Held with   Served with         Principal Occupations        Overseen by    Held by
   and Address       Funds        Trust            During Past Five Years         Trustee      Trustee
 ---------------  ----------- --------------       ----------------------       ----------- -------------

Lawrence H. Brown   Trustee   Term--          Retired (since 1989) as Senior        166      See
7/29/34                       Indefinite/(1)/ Vice President of The Northern                 Principal
333 West Wacker               Length of       Trust Company; Director (since                 Occupation
Drive                         service--       2002) Community Advisory                       description
Chicago, IL 60606             Since 1996      Board for Highland Park and
                                              Highwood, United Way of the
                                              North Shore.

Jack B. Evans       Trustee   Term--          President, The Hall-Perrine           166      See
10/22/48                      Indefinite/(1)/ Foundation, a private                          Principal
333 West Wacker               Length of       philanthropic corporation                      Occupation
Drive                         service--       (since 1996); Director and Vice                description
Chicago, IL 60606             Since 2003      Chairman, United Fire Group,
                                              a publicly held company;
                                              Adjunct Faculty Member,
                                              University of Iowa; Director,
                                              Gazettte Companies; Life
                                              Trustee of Coe College and
                                              Iowa College Foundation;
                                              formerly, Director, Alliant
                                              Energy; formerly, Director,
                                              Federal Reserve Bank of
                                              Chicago; formerly, President
                                              and Chief Operating Officer,
                                              SCI Financial Group, Inc., a
                                              regional financial services firm.

William C. Hunter   Trustee   Term--          Dean, Tippie College of               166      See
3/6/48                        Indefinite/(1)/ Business, University of Iowa                   Principal
333 West Wacker               Length of       (since June 2006); formerly,                   Occupation
Drive                         service--       Dean and Distinguished                         description
Chicago, IL 60606             Since 2004      Professor of Finance, School of
                                              Business at the University of
                                              Connecticut (2003-2006);
                                              previously, Senior Vice
                                              President and Director of
                                              Research at the Federal
                                              Reserve Bank of Chicago
                                              (1995-2003); Director (since
                                              1997), Credit Research Center
                                              at Georgetown University;
                                              Director (since 2004) of Xerox
                                              Corporation; Director, SS&C
                                              Technologies, Inc. (May 2005-
                                              October 2005).

                                                                                         Number of
                                                                                        Portfolios
                                    Term of Office                                        in Fund       Other
                     Position(s)    and Length of                                         Complex   Directorships
  Name, Birthdate     Held with    Time Served with         Principal Occupations       Overseen by    Held by
    and Address         Funds           Trust               During Past Five Years        Trustee      Trustee
  ---------------    -----------   ----------------    -------------------------------- ----------- -------------

David J. Kundert       Trustee   Term--Indefinite/(1)/ Retired (since 2004) as              164      See
10/28/42                         Length of service--   Chairman, JPMorgan Fleming                    Principal
333 West Wacker                  Since 2005            Asset Management, President                   Occupation
Drive                                                  and CEO, Banc One                             description
Chicago, IL 60606                                      Investment Advisors
                                                       Corporation, and President,
                                                       One Group Mutual Funds;
                                                       prior thereto, Executive Vice
                                                       President, Bank One
                                                       Corporation and Chairman and
                                                       CEO, Banc One Investment
                                                       Management Group; Board of
                                                       Regents, Luther College;
                                                       member of the Wisconsin Bar
                                                       Association; member of Board
                                                       of Directors, Friends of
                                                       Boerner Botanical Gardens.

William J. Schneider   Trustee   Term--Indefinite/(1)/ Chairman of Miller-Valentine         166      See
9/24/44                          Length of service--   Partners Ltd., a real estate                  Principal
333 West Wacker                  Since 1996            investment company; formerly,                 Occupation
Drive                                                  Senior Partner and Chief                      description
Chicago, IL 60606                                      Operating Officer (retired
                                                       2004) of Miller-Valentine
                                                       Group; formerly, Vice
                                                       President, Miller-Valentine
                                                       Realty; Chair of the Finance
                                                       Committee and Member of the
                                                       Audit Committee, Premier
                                                       Health Partners, the not-for-
                                                       profit company of Miami
                                                       Valley Hospital; Vice President,
                                                       Dayton Philharmonic Orchestra
                                                       Association; Board Member,
                                                       Regional Leaders Forum,
                                                       which promotes cooperation
                                                       on economic development
                                                       issues; Director, Dayton
                                                       Development Coalition;
                                                       formerly, Member, Community
                                                       Advisory Board, National City
                                                       Bank, Dayton, Ohio and
                                                       Business Advisory Council,
                                                       Cleveland Federal Reserve
                                                       Bank.

                                                                                      Number of
                                                                                     Portfolios
                                   Term of Office                                      in Fund       Other
                    Position(s)    and Length of                                       Complex   Directorships
  Name, Birthdate    Held with    Time Served with        Principal Occupations      Overseen by    Held by
    and Address        Funds           Trust              During Past Five Years       Trustee      Trustee
  ---------------   -----------   ----------------    ------------------------------ ----------- -------------

Judith M. Stockdale   Trustee   Term--Indefinite/(1)/ Executive Director, Gaylord        166      N/A
12/29/47                        Length of service--   and Dorothy Donnelley
333 West Wacker                 Since 1996            Foundation (since 1994); prior
Drive                                                 thereto, Executive Director,
Chicago, IL 60606                                     Great Lakes Protection Fund
                                                      (from 1990 to 1994).

Eugene S. Sunshine    Trustee   Term--Indefinite/(1)/ Senior Vice President for          166      See
1/22/50                         Length of service--   Business and Finance,                       Principal
333 West Wacker                 Since 2005            Northwestern University (since              Occupation
Drive                                                 1997); Director (since 2003),               description
Chicago, IL 60606                                     Chicago Board of Options
                                                      Exchange; Director (since
                                                      2003), National Mentor
                                                      Holdings, a privately-held,
                                                      national provider of home and
                                                      community-based services;
                                                      Chairman (since 1997), Board
                                                      of Directors, Rubicon, a pure
                                                      captive insurance company
                                                      owned by Northwestern
                                                      University; Director (since
                                                      1997), Evanston Chamber of
                                                      Commerce and Evanston
                                                      Inventure, a business
                                                      development organization.

--------
  *Mr. Schwertfeger is an "interested person" of the Trust, as defined in the
   1940 Act, because he is an officer and director of Nuveen Asset Management. **Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005. /(1)/Trustees serve an indefinite term until his/her successor is elected.

                                                                                                      Number of
                                             Term of                                                 Portfolios
                                           Office and                                                  in Fund
                                            Length of                                                  Complex
   Name, Birthdate      Position(s) Held   Time Served            Principal Occupations              Overseen by
     and Address           with Fund       with Trust             During Past Five Years               Officer
   ---------------      ----------------   -----------            ----------------------             -----------

Officers of the Trust:
----------------------

Gifford R. Zimmerman  Chief Administrative Term--Until Managing Director (since 2002), Assistant         166
9/9/56                  Officer            July 2006   Secretary and Associate General Counsel,
333 West Wacker Drive                      Length of   formerly, Vice President and Assistant
Chicago, IL 60606                          Service--   General Counsel, of Nuveen Investments,
                                           Since 1996  LLC; Managing Director (since 2002),
                                                       General Counsel (since 1998) and Assistant
                                                       Secretary, formerly, Vice President of
                                                       Nuveen Advisory Corp. and Nuveen
                                                       Institutional Advisory Corp.*; Managing
                                                       Director (since 2002) and Assistant Secretary
                                                       and Associate General Counsel, formerly,
                                                       Vice President (since 2000) of Nuveen Asset
                                                       Management; Managing Director (since
                                                       2004) and Assistant Secretary (since 1994) of
                                                       Nuveen Investments, Inc.; Assistant
                                                       Secretary of NWQ Investment Management
                                                       Company, LLC. (since 2002); Vice President
                                                       and Assistant Secretary of Nuveen
                                                       Investments Advisers Inc. (since 2002);
                                                       Managing Director, Associate General
                                                       Counsel and Assistant Secretary of
                                                       Rittenhouse Asset Management, Inc. and
                                                       Symphony Asset Management LLC (since
                                                       2003); Chartered Financial Analyst.

Julia L. Antonatos    Vice President       Term--Until Managing Director (since 2005), formerly          166
9/22/63                                    July 2006   Vice President (since 2002); formerly,
333 West Wacker Drive                      Length of   Assistant Vice President (since 2000) of
Chicago, IL 60606                          Service--   Nuveen Investments, LLC; Chartered
                                           Since 2004  Financial Analyst.

Michael T. Atkinson   Vice President       Term--Until Vice President (since 2002), formerly,            166
2/3/66                                     July 2006   Assistant Vice President (since 2000),
333 West Wacker Drive                      Length of   previously, Associate of Nuveen
Chicago, IL 60606                          Service--   Investments, LLC.
                                           Since 2000

                                                                                                    Number of
                                           Term of                                                 Portfolios
                                         Office and                                                  in Fund
                                          Length of                                                  Complex
   Name, Birthdate     Position(s) Held  Time Served            Principal Occupations              Overseen by
     and Address          with Funds     with Trust             During Past Five Years               Officer
   ---------------     ----------------  -----------            ----------------------             -----------

Peter H. D'Arrigo     Vice President and Term--Until Vice President and Treasurer (since 1999) of      166
11/28/67                Treasurer        July 2006   Nuveen Investments, LLC and of Nuveen
333 West Wacker Drive                    Length of   Investments, Inc.; Vice President and
Chicago, IL 60606                        Service--   Treasurer (since 2002) of Nuveen Asset
                                         Since 1999  Management and of Nuveen Investments
                                                     Advisers Inc.; Assistant Treasurer (since
                                                     2002) of NWQ Investment Management
                                                     Company, LLC.; Vice President and
                                                     Treasurer (since 2003) of Rittenhouse Asset
                                                     Management, Inc. and Symphony Asset
                                                     Management LLC; formerly, Vice President
                                                     and Treasurer (1999-2004) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp.*; Chartered Financial
                                                     Analyst.

Jessica R. Droeger    Vice President     Term--Until Vice President (since 2002), Assistant            166
9/24/64                 and Secretary    July 2006   Secretary and Assistant General Counsel
333 West Wacker Drive                    Length of   (since 1998) formerly, Assistant Vice
Chicago, IL 60606                        Service--   President (since 1998) of Nuveen
                                         Since 1998  Investments, LLC; formerly, Vice President
                                                     (since 2002) and Assistant Secretary (since
                                                     1998) formerly, Assistant Vice President of
                                                     Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp.*; Vice President
                                                     and Assistant Secretary (since 2005) of
                                                     Nuveen Asset Management.

Lorna C. Ferguson     Vice President     Term--Until Managing Director (since 2004), formerly,         166
10/24/45                                 July 2006   Vice President of Nuveen Investments, LLC,
333 West Wacker Drive                    Length of   Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                        Service--   Institutional Advisory Corp.*; Managing
                                         Since 1998  Director (since 2005) of Nuveen Asset
                                                     Management.

William M. Fitzgerald Vice President     Term--Until Managing Director (since 2002), formerly,         166
3/2/64                                   July 2006   Vice President of Nuveen Investments;
333 West Wacker Drive                    Length of   formerly, Managing Director (1997-2004), of
Chicago, IL 60606                        Service--   Nuveen Advisory Corp. and Nuveen
                                         Since 1997  Institutional Advisory Corp.*; Managing
                                                     Director of Nuveen Asset Management
                                                     (since 2001); Vice President of Nuveen
                                                     Investments Advisers Inc. (since 2002);
                                                     Chartered Financial Analyst.

                                                                                                        Number of
                                                 Term of                                               Portfolios
                                               Office and                                                in Fund
                                                Length of                                                Complex
   Name, Birthdate        Position(s) Held     Time Served           Principal Occupations             Overseen by
     and Address             with Funds        with Trust            During Past Five Years              Officer
   ---------------        ----------------     -----------           ----------------------            -----------

Stephen D. Foy        Vice President and       Term--Until Vice President (since 1993) and Funds           166
5/31/54                 Controller             July 2006   Controller (since 1998) of Nuveen
333 West Wacker Drive                          Length of   Investments, LLC; formerly, Vice President
Chicago, IL 60606                              Service--   and Funds Controller (1998-2004) of
                                               Since 1997  Nuveen Investments, Inc.; Certified Public
                                                           Accountant.

James D. Grassi       Vice President and Chief Term--Until Vice President and Deputy Director of           166
4/13/56                 Compliance Officer     July 2006   Compliance (since 2004) of Nuveen
333 West Wacker Drive                          Length of   Investments, LLC, Nuveen Investments
Chicago, IL 60606                              Service--   Advisers Inc., Nuveen Asset Management,
                                               Since 2004  Nuveen Advisory Corp., Nuveen
                                                           Institutional Advisory Corp.* and
                                                           Rittenhouse Asset Management, Inc.;
                                                           formerly, Senior Attorney (1994-2004), The
                                                           Northern Trust Company.

David J. Lamb         Vice President           Term--Until Vice President (since 2000) of Nuveen           166
3/22/63                                        July 2006   Investments, LLC; Certified Public
333 West Wacker Drive                          Length of   Accountant.
Chicago, IL 60606                              Service--
                                               Since 2000

Tina M. Lazar         Vice President           Term--Until Vice President of Nuveen Investments, LLC       166
8/27/61                                        July 2006   (since 1999).
333 West Wacker Drive                          Length of
Chicago, IL 60606                              Service--
                                               Since 2000

Larry W. Martin       Vice President and       Term--Until Vice President, Assistant Secretary and         166
7/27/51                 Assistant Secretary    July 2006   Assistant General Counsel of Nuveen
333 West Wacker Drive                          Length of   Investments, LLC; Vice President and
Chicago, IL 60606                              Service--   Assistant Secretary of Nuveen Advisory
                                               Since 1997  Corp. and Nuveen Institutional Advisory
                                                           Corp.*; Vice President (since 2005) and
                                                           Assistant Secretary of Nuveen Investments,
                                                           Inc.; Vice President (since 2005) and
                                                           Assistant Secretary (since 1997) of Nuveen
                                                           Asset Management; Vice President (since
                                                           2000), Assistant Secretary and Assistant
                                                           General Counsel (since 1998) of
                                                           Rittenhouse Asset Management, Inc.; Vice
                                                           President and Assistant Secretary of Nuveen
                                                           Investments Advisers Inc. (since 2002);
                                                           Assistant Secretary (since 2002) of NWQ
                                                           Investment Management Company, LLC
                                                           and Symphony Asset Management, LLC.

--------
  *Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

   The Board of Trustees has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

   Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended February 28, 2006, the Executive Committee did not meet.

   The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown, William J. Schneider and Eugene S. Sunshine. During the fiscal year ended February 28, 2006, the Audit Committee met 4 times.

   The Nominating and Governance Committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the Committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to trustee compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine. During the fiscal year ended February 28, 2006, the Nominating and Governance Committee met 4 times.

   The Dividend Committee is authorized to declare distributions on the Trust's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans. During the fiscal year ended February 28, 2006, the Dividend Committee met 5 times.

   The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended February 28, 2006, the Compliance, Risk Management and Regulatory Oversight Committee met 4 times.

   The Trustees of the Trust are directors or trustees, as the case may be, of 51 Nuveen open-end funds and 115 Nuveen closed-end funds except, David J. Kundert is trustee of 51 Nuveen open-end funds and 113 closed-end funds managed by NAM.

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2005:

                                                Aggregate Dollar Range of
                                                Equity Securities in All
                                                  Registered Investment
                               Dollar Range of    Companies Overseen by
                              Equity Securities   Trustee in Family of
      Name of Trustee           in the Trust      Investment Companies
      ---------------         ----------------- -------------------------
      Robert P. Bremner......        $0                Over $100,000
      Lawrence H. Brown......        $0                Over $100,000
      Jack B. Evans..........        $0                Over $100,000
      William C. Hunter......        $0                Over $100,000
      David J. Kundert.......        $0             $50,000-$100,000
      William J. Schneider...        $0                Over $100,000
      Judith M. Stockdale....        $0                Over $100,000
      Timothy R. Schwertfeger        $0                Over $100,000
      Eugene S. Sunshine.....        $0                Over $100,000

   No trustee who is not an interested person of the Trust owns beneficially or of record any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

   The Trust does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. The Trust has a deferred compensation plan (the "Plan") that permits any independent trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund's obligations to make distributions under the Plan.

   The following table sets forth compensation paid by the Trust to each of the independent trustees and the total compensation paid to each independent trustee during the fiscal year ended February 28, 2006.

                                                Amount of      Total
                                                  Total     Compensation
                                 Aggregate    Compensation   from Fund
                                Compensation  that Has Been   and Fund
            Name of Trustee     From Trust/1/  Deferred/2/   Complex/3/
            ---------------     ------------  ------------- ------------
        Timothy R. Schwertfeger    $   --        $   --       $     --
        Robert P. Bremner......     4,370           553        144,725
        Lawrence H. Brown......     4,481            --        141,725
        Jack B. Evans..........     4,578           958        145,225
        William C. Hunter......     3,795         3,050        125,475
        David J. Kundert/4/....     3,457         2,790        112,535
        William J. Schneider...     4,330         3,443        142,725
        Judith M. Stockdale....     3,706         1,670        125,475
        Eugene S. Sunshine/4/..     3,847         2,565        119,285

--------
/1/The compensation paid to the independent trustees for the fiscal year ended
   February 28, 2006 for services to the Trust.

/2/Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

/3/Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ended February 28, 2006 for services to the open-end and closed-end funds advised by NAM.

/4/Mr. Kundert and Mr. Sunshine became Trustees on February 23, 2005.

Compensation

   The trustee affiliated with Nuveen and NAM serves without any compensation from the Funds. Prior to January 1, 2006, trustees who were not affiliated with Nuveen or NAM ("Independent Trustees") received an $85,000 annual retainer for all Nuveen Funds, plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee or Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required, $500 per day for Compliance, Risk Management and Regulatory Oversight Committee attendance by telephone or in person where in-person attendance is not required and $750 per day for Audit Committee attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the Dividend Committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings (including ad hoc committee meetings and shareholder meetings) on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

   Effective January 1, 2006, for all Nuveen Funds, Independent Trustees receive a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the lead Independent Trustee receives $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Trustees also receive a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen Funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The trustee affiliated with Nuveen and NAM continues to serve without any compensation from the Funds.

   Nuveen Investments, Inc. ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

   The independent trustees of the funds managed by NAM are eligible to participate in the charitable contributions program of JNC through December 31, 2006. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC.

   As of June 1, 2006, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of each of the Funds.

   The following table sets forth the percentage ownership of each person, who, as of June 1, 2006, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                                Percentage of
        Name of Fund and Class                Name and Address of Owner           Ownership
        ----------------------         ---------------------------------------- -------------
Nuveen California High Yield Municipal MLPF&S for the Sole Benefit of its           14.41%
  Bond Fund Class A Shares............ Customers
                                       4800 Deer Lake Drive E.
                                       3rd Floor
                                       Jacksonville, FL 32246-6484

                                       Wells Fargo Investments LLC                  10.87%
                                       625 Marquette Ave.
                                       13th Floor
                                       Minneapolis, MN 55402-2308

                                       UBS Financial Services Inc. FBO              10.72%
                                       Carrie Aileen Wheeler
                                       60 21st Avenue
                                       San Francisco, CA 94121-1204

                                       UBS Financial Services Inc. FBO              10.71%
                                       Scott C. Verges
                                       35 Parkside Drive
                                       Berkeley, CA 94705-2409

Nuveen California High Yield Municipal Dean Witter for the Benefit of Millicent     74.99%
  Bond Fund Class B Shares............ Franklin Wise Trust
                                       P.O. Box 250 Church Street Station
                                       New York, NY 10008-0250

                                       Nuveen Asset Management                      25.01%
                                       Attn: Darlene Cramer
                                       333 W. Wacker Drive
                                       Chicago, IL 60606-1220

Nuveen California High Yield Municipal MLPF&S for the Sole Benefit of its           57.24%
  Bond Fund Class C Shares............ Customers
                                       4800 Deer Lake Drive E.
                                       3rd Floor
                                       Jacksonville, FL 32246-6484

                                       First Clearing, LLC                           9.73%
                                       Maria Bibawi Trust
                                       Maria Bibawi TTEE UA DTD
                                       02/01/89
                                       12025 Marine St.

                                                                               Percentage of
        Name of Fund and Class                Name and Address of Owner          Ownership
        ----------------------         --------------------------------------- -------------
                                       First Clearing, LLC                          9.73%
                                       Charles M. Lehrhaupt and Frances G.
                                       Eisenstein JTWROS
                                       7807 Via Grande
                                       Boynton Beach, FL 33437-7518

                                       First Clearing, LLC                          5.22%
                                       M. John Carson
                                       TOD Account
                                       439 S. Meridith Ave.
                                       Pasadena, CA 91106-3512

Nuveen California High Yield Municipal Nuveen Asset Management                    100.00%
  Bond Fund Class R Shares............ Attn: Darlene Cramer
                                       333 West Wacker Drive
                                       Chicago, IL 60606-1220

Nuveen California Municipal Bond Fund  Citigroup Global Markets Inc. House          7.91%
  Class A Shares...................... Attn: Peter Booth 7th Floor
                                       333 West 34th Street
                                       New York, NY 10001-2402

Nuveen California Municipal Bond Fund  Citigroup Global Markets Inc. House         11.59%
  Class B Shares...................... Attn: Peter Booth 7th Floor
                                       333 West 34th Street
                                       New York, NY 10001-2402

                                       MLPF&S for the Sole Benefit of its          11.24%
                                       Customers
                                       4800 Deer Lake Drive E.
                                       3rd Floor
                                       Jacksonville, FL 32246-6484

                                       Willis S. Slusser and Marion B. Slusser      6.91%
                                       TRS
                                       Willis & Marion Slusser 2002 Family
                                       U/A 1/9/02
                                       200 Deer Valley Rd. Apt. 1D
                                       San Rafael, CA 94903-5513

Nuveen California Municipal Bond Fund  Citigroup Global Markets Inc. House          9.10%
  Class C Shares...................... Attn: Peter Booth 7th Floor
                                       333 West 34th Street
                                       New York, NY 10001-2402

                                                                          Percentage of
       Name of Fund and Class              Name and Address of Owner        Ownership
       ----------------------         ----------------------------------- -------------

                                      MLPF&S for the Sole Benefit of its      32.16%
                                      Customers
                                      4800 Deer Lake Drive E.
                                      3rd Floor
                                      Jacksonville, FL 32246-6484

Nuveen California Municipal Bond Fund Citigroup Global Markets Inc. House      6.04%
  Class R Shares..................... Attn: Peter Booth 7th Floor
                                      333 West 34th Street
                                      New York, NY 10001-2402

                                      Charles Schwab & Co. Inc. for the        5.18%
                                      Benefit of their Customers
                                      P.O. Box 173797
                                      Denver, CO 80217-3797

Nuveen California Insured Municipal   UBS Financial Services Inc. FBO          8.85%
  Bond Fund Class A Shares........... Mildred D. Galli
                                      Trustee of the Mildred D. Galli
                                      Revocable Trust dated 12/21/00
                                      48 Linden Avenue
                                      Atherton, CA 94027-2149

                                      MLPF&S for the Sole Benefit of its       5.24%
                                      Customers
                                      4800 Deer Lake Drive E.
                                      3rd Floor
                                      Jacksonville, FL 32246-6484

Nuveen California Insured Municipal   MLPF&S for the Sole Benefit of its      21.36%
  Bond Fund Class B Shares........... Customers
                                      4800 Deer Lake Drive E.
                                      3rd Floor
                                      Jacksonville, FL 32246-6484

Nuveen California Insured Municipal   MLPF&S for the Sole Benefit of its      19.06%
  Bond Fund Class C Shares........... Customers
                                      4800 Deer Lake Drive E.
                                      3rd Floor
                                      Jacksonville, FL 32246-6484


                                      Citigroup Global Markets Inc. House      9.14%
                                      Attn: Peter Booth 7th Floor
                                      333 West 34th Street
                                      New York, NY 10001-2402

                                                                      Percentage of
     Name of Fund and Class            Name and Address of Owner        Ownership
     ----------------------       ----------------------------------- -------------
                                  Dean Witter for the Benefit of the       6.38%
                                  Maniatakos Family Trust
                                  P.O. Box 250 Church Street Station
                                  New York, NY 10008-0250

Nuveen Connecticut Municipal Bond Citigroup Global Markets Inc. House      6.06%
  Fund Class A Shares............ Attn: Peter Booth 7th Floor
                                  333 West 34th Street
                                  New York, NY 10001-2402

                                  MLPF&S for the Sole Benefit of its      16.75%
                                  Customers
                                  4800 Deer Lake Drive E.
                                  3rd Floor
                                  Jacksonville, FL 32246-6484

Nuveen Connecticut Municipal Bond Citigroup Global Markets Inc. House      7.15%
  Fund Class B Shares............ Attn: Peter Booth 7th Floor
                                  333 West 34th Street
                                  New York, NY 10001-2402

                                  MLPF&S for the Sole Benefit of its      28.33%
                                  Customers
                                  4800 Deer Lake Drive E.
                                  3rd Floor
                                  Jacksonville, FL 32246-6484

Nuveen Connecticut Municipal Bond Citigroup Global Markets Inc. House      9.65%
  Fund Class C Shares............ Attn: Peter Booth 7th Floor
                                  333 West 34th Street
                                  New York, NY 10001-2402

                                  MLPF&S for the Sole Benefit of its      37.04%
                                  Customers
                                  4800 Deer Lake Drive E.
                                  3rd Floor
                                  Jacksonville, FL 32246-6484

Nuveen Connecticut Municipal Bond Richard M. Timberlake                    8.23%
  Fund Class R Shares............  1/2 Bolling Pl. Apt. 208
                                  Greenwich, CT 06830-6540

                                  Edward D. Jones and Co. F/A/O            9.25%
                                  Philip Thomas Benard
                                  P.O. Box 2500
                                  Maryland Heights, MO 63043-8500

                                                                           Percentage of
        Name of Fund and Class              Name and Address of Owner        Ownership
        ----------------------         ----------------------------------- -------------
Nuveen Massachusetts Municipal Bond    Citigroup Global Markets Inc. House     20.00%
  Fund Class B Shares................. Attn: Peter Booth 7th Floor
                                       333 West 34th Street
                                       New York, NY 10001-2402

                                       MLPF&S for the Sole Benefit of its      32.27%
                                       Customers
                                       4800 Deer Lake Drive E.
                                       3rd Floor
                                       Jacksonville, FL 32246-6484

Nuveen Massachusetts Municipal Bond    MLPF&S for the Sole Benefit of its      28.82%
  Fund Class C Shares................. Customers
                                       4800 Deer Lake Drive E.
                                       3rd Floor
                                       Jacksonville, FL 32246-6484

Nuveen Massachusetts Insured Municipal Citigroup Global Markets Inc. House      9.21%
  Bond Fund Class B Shares............ Attn: Peter Booth 7th Floor
                                       333 West 34th Street
                                       New York, NY 10001-2402

                                       Josephine H. Penna                       5.18%
                                       Marilyn P. Kane
                                       Anita C. Morace
                                       JT Wros
                                       80 Howard Street
                                       Agawam, MA 01001-1132

Nuveen Massachusetts Insured Municipal MLPF&S for the Sole Benefit of its       8.77%
  Bond Fund Class C Shares............ Customers
                                       4800 Deer Lake Drive E.
                                       3rd Floor
                                       Jacksonville, FL 32246-6484

                                       Citigroup Global Markets Inc. House      7.22%
                                       Attn: Peter Booth 7th Floor
                                       333 West 34th Street
                                       New York, NY 10001-2402

Nuveen New Jersey Municipal Bond Fund  Citigroup Global Markets Inc. House      9.06%
  Class A Shares...................... Attn: Peter Booth 7th Floor
                                       333 West 34th Street
                                       New York, NY 10001-2402

                                                                          Percentage of
       Name of Fund and Class              Name and Address of Owner        Ownership
       ----------------------         ----------------------------------- -------------
                                      MLPF&S for the Sole Benefit of its       7.37%
                                      Customers
                                      4800 Deer Lake Drive E.
                                      3rd Floor

                                      Charles Schwab & Co. Inc. for the        6.04%
                                      Benefit of their Customers
                                      P.O. Box 173797
                                      Denver, CO 80217-3797

Nuveen New Jersey Municipal Bond Fund Citigroup Global Markets Inc. House      7.98%
  Class B Shares..................... Attn: Peter Booth 7th Floor
                                      333 West 34th Street
                                      New York, NY 10001-2402

                                      MLPF&S for the Sole Benefit of its      17.39%
                                      Customers
                                      4800 Deer Lake Drive E.
                                      3rd Floor
                                      Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund Citigroup Global Markets Inc. House      6.63%
  Class C Shares..................... Attn: Peter Booth 7th Floor
                                      333 West 34th Street
                                      New York, NY 10001-2402

                                      MLPF&S for the Sole Benefit of its      27.52%
                                      Customers
                                      4800 Deer Lake Drive E.
                                      3rd Floor
                                      Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund Charles Schwab & Co. Inc. for the        6.18%
  Class R Shares..................... Benefit of their Customers
                                      P.O. Box 173797
                                      Denver, CO 80217-3797

Nuveen New York Municipal Bond Fund   Citigroup Global Markets Inc. House      8.76%
  Class A Shares..................... Attn: Peter Booth 7th Floor
                                      333 West 34th Street
                                      New York, NY 10001-2402

                                      MLPF&S for the Sole Benefit of its       8.80%
                                      Customers
                                      4800 Deer Lake Drive E.
                                      3rd Floor
                                      Jacksonville, FL 32246-6484

                                                                        Percentage of
      Name of Fund and Class             Name and Address of Owner        Ownership
      ----------------------        ----------------------------------- -------------
                                    Charles Schwab & Co. Inc. for the        5.28%
                                    Benefit of their Customers
                                    P.O. Box 173797
                                    Denver, CO 80217-3797

Nuveen New York Municipal Bond Fund Citigroup Global Markets Inc. House     13.45%
  Class B Shares................... Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

                                    MLPF&S for the Sole Benefit of its      15.05%
                                    Customers
                                    4800 Deer Lake Drive E.
                                    3rd Floor
                                    Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund Citigroup Global Markets Inc. House     13.27%
  Class C Shares................... Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

                                    MLPF&S for the Sole Benefit of its      32.42%
                                    Customers
                                    4800 Deer Lake Drive E.
                                    3rd Floor
                                    Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund Citigroup Global Markets Inc. House      9.72%
  Class R Shares................... Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

Nuveen New York Insured Municipal   Citigroup Global Markets Inc. House      7.11%
  Bond Fund Class A Shares......... Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

                                    MLPF&S for the Sole Benefit of its       5.02%
                                    Customers
                                    4800 Deer Lake Drive E.
                                    3rd Floor
                                    Jacksonville, FL 32246-6484

Nuveen New York Insured Municipal   Citigroup Global Markets Inc. House     23.40%
  Bond Fund Class B Shares......... Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

                                                                      Percentage of
     Name of Fund and Class            Name and Address of Owner        Ownership
     ----------------------       ----------------------------------- -------------
                                  MLPF&S for the Sole Benefit of its      23.23%
                                  Customers
                                  4800 Deer Lake Drive E.
                                  3rd Floor
                                  Jacksonville, FL 32246-6484

Nuveen New York Insured Municipal Citigroup Global Markets Inc. House      9.10%
  Bond Fund Class C Shares....... Attn: Peter Booth 7th Floor
                                  333 West 34th Street
                                  New York, NY 10001-2402

                                  MLPF&S for the Sole Benefit of its      41.31%
                                  Customers
                                  4800 Deer Lake Drive E.
                                  3rd Floor
                                  Jacksonville, FL 32246-6484

Nuveen New York Insured Municipal Citigroup Global Markets Inc. House     15.31%
  Bond Fund Class R Shares....... Attn: Peter Booth 7th Floor
                                  333 West 34th Street
                                  New York, NY 10001-2402

INVESTMENT ADVISER AND INVESTMENT
MANAGEMENT AGREEMENT

Generally

   NAM acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. NAM also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

   NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds' shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of JNC, which is a publicly-traded company.

   NAM has contractually agreed to waive all or a portion of its management fee or reimburse certain expenses of the Nuveen California, California Insured, Massachusetts, Massachusetts Insured, New York and New York Insured Municipal Bond Funds in order to prevent total operating expenses (including NAM's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) from exceeding .75% (.975% for Insured Funds) of average daily net assets of any class of shares of those Funds subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. For the Nuveen California High Yield Municipal Bond Fund, NAM will waive fees and reimburse expenses in order to prevent total operating expenses (including NAM's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) from exceeding .75% of average daily net assets of any class of shares of the Fund through June 30, 2009 and then will institute a permanent expense limit of 1.00%, subject at all times to possible further reductions as a result of reductions in the complex-level fee component of the management fee.

   Each Fund's management fee is divided into two components--a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. The pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

   Each Fund's management fee equals the sum of a fund-level fee and a complex-level fee.

   The Nuveen California High Yield Municipal Bond Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the Fund's average daily net assets as follows:

               Average Daily Net Assets       Fund-Level Fee Rate
               ------------------------       -------------------
               For the first $125 million....        .4000%
               For the next $125 million.....        .3875%
               For the next $250 million.....        .3750%
               For the next $500 million.....        .3625%
               For the next $1 billion.......        .3500%
               For net assets over $2 billion        .3250%

   Each of the Nuveen California, California Insured, Connecticut, Massachusetts, Massachusetts Insured, New Jersey, New York and New York Insured Municipal Bond Funds has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as follows:

               Average Daily Net Assets       Fund-Level Fee Rate
               ------------------------       -------------------
               For the first $125 million....        .3500%
               For the next $125 million.....        .3375%
               For the next $250 million.....        .3250%
               For the next $500 million.....        .3125%
               For the next $1 billion.......        .3000%
               For the next $3 billion.......        .2750%
               For net assets over $5 billion        .2500%

   The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2006, the complex-level fee rate was .1886%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        -------------------------                ----------------------
        For the first $55 billion...............         .2000%
        For the next $1 billion.................         .1800%
        For the next $1 billion.................         .1600%
        For the next $3 billion.................         .1425%
        For the next $3 billion.................         .1325%
        For the next $3 billion.................         .1250%
        For the next $5 billion.................         .1200%
        For the next $5 billion.................         .1175%
        For the next $15 billion................         .1150%
        For Managed Assets over $91 billion/(2)/         .1400%

/(1)/The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

/(2)/With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide

   Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

   For the last three fiscal years, the Funds paid net management fees as follows:

                                          Management Fees Net of Expense  Fee Waivers and Expense
                                            Reimbursement Paid to NAM     Reimbursements from NAM
                                                for the Year Ended          for the Year Ended
                                         -------------------------------- -----------------------
                                          2/29/04    2/28/05    2/28/06   2/29/04 2/28/05 2/28/06
                                         ---------- ---------- ---------- ------- ------- -------
Nuveen California Municipal Bond Fund... $1,425,821 $1,424,629 $1,421,846   $--     $--     $--
Nuveen California Insured Municipal Bond
 Fund...................................  1,464,608  1,409,278  1,369,751    --      --      --
Nuveen Connecticut Municipal Bond Fund..  1,646,931  1,550,494  1,537,215    --      --      --
Nuveen Massachusetts Municipal Bond
 Fund...................................    596,651    631,317    743,496    --      --      --
Nuveen Massachusetts Insured Municipal
 Bond Fund..............................    530,374    499,646    477,214    --      --      --
Nuveen New Jersey Municipal Bond Fund...    935,776    921,452    922,244    --      --      --
Nuveen New York Municipal Bond Fund.....  1,816,547  1,827,588  1,889,727    --      --      --
Nuveen New York Insured Municipal Bond
 Fund...................................  2,042,599  1,966,813  1,884,649    --      --      --

   In addition to the management fee of NAM, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

   The Funds, the other Nuveen funds, NAM, and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

The Portfolio Managers

   Unless otherwise indicated, the information below is provided as of the date of this SAI.

   The following individuals have primary responsibility for the day-to-day implementation of the Funds' investment strategies:

           Name            Fund
           Paul L. Brennan Connecticut Municipal Bond Fund
                           New Jersey Municipal Bond Fund
                           New York Municipal Bond Fund
                           New York Insured Municipal Bond Fund
                           Massachusetts Municipal Bond Fund
                           Massachusetts Insured Municipal Bond Fund
           John V. Miller  California High Yield Municipal Bond Fund
           Scott R. Romans California Municipal Bond Fund
                           California Insured Municipal Bond Fund

   Other Accounts Managed. In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                     Number of
  Portfolio Manager     Type of Account Managed      Accounts     Assets*
  ----------------- -------------------------------- --------- --------------
   Paul L. Brennan. Registered Investment Companies     36     $7.198 billion
                    Other Pooled Investment Vehicles     0     $            0
                    Other Accounts                       1     $   .5 million
   John V. Miller.. Registered Investment Companies      4     $3.588 billion
                    Other Pooled Investment Vehicles     1     $   35 million
                    Other Accounts                       8     $  1.2 million
   Scott R. Romans. Registered Investment Companies     27     $5.781 billion
                    Other Pooled Investment Vehicles     0     $            0
                    Other Accounts                       0     $            0

* Assets are as of February 28, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

   Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of JNC (the parent company of the Adviser). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2006, the S&P/Investortools Municipal Bond index was comprised of 46,875 securities with an aggregate current market value of $868 billion.

   Base salary. Each portfolio manager is paid a base salary that is set at a level determined by the Adviser in accordance with its overall compensation strategy discussed above. The Adviser is not under any current contractual obligation to increase a portfolio manager's base salary.

   Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Adviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Adviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of JNC, Inc. in achieving its business objectives.

   Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by JNC. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

   Material Conflicts of Interest. Each portfolio manager's simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of a Fund and the other account. The Adviser, however, believes that such potential conflicts are mitigated by the fact that the Adviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

   Beneficial Ownership of Securities. As of February 28, 2006, each portfolio manager beneficially owned the following dollar range of equity securities issued by the Funds and other Nuveen Funds managed by NAM's municipal investment team:

                                                                                   Dollar range of
                                                                                  equity securities
                                                                                  beneficially owned
                                                                                   in the remainder
                                                                Dollar range of    of Nuveen funds
                                                               equity securities   managed by NAM's
                                                               beneficially owned     municipal
Name of Portfolio Manager Fund                                      in Fund        investment team
------------------------- ------------------------------------ ------------------ ------------------
     Paul L. Brennan..... Connecticut Municipal Bond Fund              $0          $10,001-$ 50,000
                          New Jersey Municipal Bond Fund                0
                          New York Municipal Bond Fund                  0
                          New York Insured Municipal Bond
                          Fund                                          0
                          Massachusetts Municipal Bond Fund             0
                          Massachusetts Insured Municipal
                          Bond Fund                                     0
     John V. Miller...... California High Yield Municipal Bond
                          Fund                                          0          $50,001-$100,000
     Scott R. Romans..... California Municipal Bond Fund                0          $10,001-$ 50,000
                          California Insured Municipal Bond
                          Fund                                          0

   No portfolio manager beneficially owns any stock issued by the Funds because all of the Funds are state-specific and provide exemption from both regular federal, state and/or income tax for residents of the state in question, while the portfolio managers, each of whom lives in Illinois, would not benefit from that double or triple tax exemption and would be better off investing in a nationally diversified fund.

Proxy Voting Policies

   The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the Fund's Board of Trustees on its control activities on a quarterly basis.

   In the rare event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Fund's Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS

   NAM is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

   The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of a Fund's shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of NAM to seek the best execution under the circumstances of each trade. NAM evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be NAM's practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM's own research efforts, the receipt of research information is not expected to reduce significantly NAM's expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, NAM may randomly select one of them. While NAM will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of NAM in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

   NAM may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Funds. Subject to applicable laws and regulations, NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or, in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

NET ASSET VALUE

   As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Fund's shares by State Street Bank & Trust Company, the Funds' custodian, as of the close of trading (normally 4:00 p.m. New York Time) on each day on which the New York Stock Exchange (the "NYSE") is normally open for trading. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing (a) the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by (b) the number of shares of the class outstanding.

   In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

   Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. The Code and Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, state and local taxation of the Funds.

   Each Fund intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies), the securities (other than the securities of other regulated investment companies) of two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

   In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest, any investment company taxable income, and net capital gain, if any. A Fund, however, may retain its net capital gain

(which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes their share of such undistributed amount, and will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect to such shares.

   Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

   Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.

   Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.

   If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

   If a Fund engages in hedging transactions involving financial futures, swaps and options thereon, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

   Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

   Prior to purchasing shares in a Fund, the impact of dividends or distributions, which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

   The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers gain on the sale of shares held for more than one year will generally be taxed at rates applicable to long- term capital gains, while gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at ordinary income rates.

   All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

   In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in material compliance with these requirements and consequently it is anticipated that they generally will not be required to pay any material amount of the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.

   If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations). Distributions to its corporate shareholders should qualify for the dividends received deduction, and distributions to its individual shareholders should be taxable as qualified dividend income for federal income tax purposes to the extent of the Fund's current and accumulated earnings and profits and to the extent certain holding period requirements and other requirements are satisfied. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

   Because the Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

   Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.

   In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal

Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

   Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

   The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   The Funds are required in certain circumstances to withhold the applicable rate (currently 28%) of taxable dividends and certain other payments paid to non-corporate holders of shares: (1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, and who have not certified that they are U.S. citizens or U.S. resident aliens, or (2) who are otherwise subject to backup withholding under the Code.

State Tax Matters

   The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. In some taxing jurisdictions, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

California

   The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the California Funds.

   The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds' shareholders.

   The California Funds will be subject to the California corporate franchise and corporation income tax only if they have a sufficient nexus with California. If they are subject to the California franchise or corporation income tax, the California Funds do not expect to pay a material amount of such tax.

   Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on obligations of the United States, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as obligations of the United States and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.

   All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

   Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

   Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

Connecticut

   The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

   The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund's shareholders.

   The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

   Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of the United States or its instrumentalities, U.S. territories and possessions that are exempt from state taxation under federal law, will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and that are not exempt from state taxation under federal law distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

   All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for the portion of Connecticut Fund distributions received that are not exempt-interest dividends or capital gain dividends.

   Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

   Shares of the Connecticut Fund may be subject to the Connecticut succession and transfer tax and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Connecticut and local tax matters.

Massachusetts

   The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds' transactions.

   The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds' shareholders.

   The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

   Distributions by the Massachusetts Funds that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax. In addition, distributions by the Massachusetts Funds that are attributable to interest on obligations of the United States exempt from state income taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

   Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts corporate excise tax.

   Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will generally be subject to the Massachusetts personal income and corporate excise tax.

   Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

New Jersey

   The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Fund.

   The following is based on the assumptions that the New Jersey Fund will qualify under Subchapter M of the Code as a regulated investment company and under New Jersey law as a qualified investment fund, that it will satisfy the conditions which will cause the New Jersey Fund's distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Fund's shareholders.

   The New Jersey Fund will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if it has a sufficient nexus with New Jersey. If it is subject to either tax, the New Jersey Fund does not expect to pay a material amount of either tax.

   Distributions by the New Jersey Fund that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

   All distributions from the New Jersey Fund, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

   Gain on the sale, exchange, or other disposition of shares of the New Jersey Fund will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.

   Shares of the New Jersey Fund may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey state and local tax matters.

New York

   The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Funds. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

   The New York Funds will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City. If they are subject to such taxes, they do not expect to pay a material amount of either tax.

   Individual shareholders of the New York Funds, who are subject to New York State and/or New York City personal income taxation, will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes), which the New York Funds clearly identify as directly attributable to interest earned on Municipal Obligations issued by governmental authorities in New York ("New York Municipal Obligations") and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions, that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes), which are derived from interest on Municipal Obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the New York Funds of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the New York Funds of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the New York Funds will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

   All distributions from the New York Funds, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

   Gain from the sale, exchange, or other disposition of shares of the New York Funds will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

   Shares of the New York Funds may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares as described below.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

   The minimum initial investment is $3,000 per fund share class ($1,000 for individual retirement accounts, $500 for educational individual retirement accounts, $50 if you establish a systematic investment plan and $250 for accounts opened through fee-based programs).

   Each Fund has established a maximum purchase limit for the Class B shares of the Funds. Purchase orders equaling or exceeding $100,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser's shares of any class of any Nuveen Mutual Fund, cause the purchaser's cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A or Class C shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

   Each Fund has established a maximum purchase limit for the Class C shares of the Funds. Purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser's shares of any class of any Nuveen Mutual Fund, cause the purchaser's cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A Shares of a Fund. The example assumes a purchase on February 28, 2006 of Class A Shares from the Nuveen Massachusetts Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A Shares.

  Net Asset Value per share........................................... $10.03
  Per Share Sales Charge--4.20% of public offering price (4.39% of net
    asset value per share)............................................    .44
                                                                       ------
  Per Share Offering Price to the Public.............................. $10.47

   The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Eligibility

Rights of Accumulation

   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio or otherwise.

   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a

Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

   For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions

   You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

   Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/ maturity occurred not more than 90 days prior to reinvestment.

Group Purchase Programs

   If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund, and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant in the program is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free at (800) 257-8787.

Elimination of Sales Charge on Class A Shares

   Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased, by the following categories of investors:

  . investors purchasing $1,000,000 or more, (Nuveen may pay Authorized Dealers on Class A sales of $1 million and above up to an additional 0.25% of the purchase amount);

  . officers, trustees and former trustees of the Nuveen and former Flagship Funds;

  . bona fide, full-time and retired employees and directors of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

  . employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

  . with respect to purchases by employer-sponsored retirement plans with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the authorized dealer elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

Class R Share Purchase Eligibility

   Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

  . bona fide, full-time and retired employees and directors of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

     (Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.)

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;

  . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Intermediate Duration Municipal Bond Fund, formerly called Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

   The reduced sales charge programs may be modified or discontinued by the Funds at any time.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee, and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial advisor agreed to waive the right to receive an advance of the first year's distribution and service fee).

   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

   The CDSC may be waived or reduced under the following special circumstances:
1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; 9) redemptions of Classes A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and 10) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the 1940 Act, as amended.

Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of one of the Funds at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

   The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See "Frequent Trading Policy" below.

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

   Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In-Kind

   The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

   The Fund's Frequent Trading Policy is as follows:

   Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

   1. Definition of Round Trip

   A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

   2. Round Trip Trade Limitations

   Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period, and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor's account.

   3. Enforcement

   Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor's existing account(s) to redemptions only. Nuveen Funds reserve the right in their sole discretion to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

   Nuveen Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

   The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds' Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary's policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive that the Funds' Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds' policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

   As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1 % monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; and (ix) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

   In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 591/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 591/2; and (ii) redemptions to satisfy required minimum distributions after age 701/2 from an IRA account.

DISCLOSURE OF PORTFOLIO HOLDINGS

   The Nuveen Mutual Funds have adopted a policy on the disclosure of portfolio holdings which provides that a Fund, (including its investment adviser, distributor, any subadviser, and agents and employees thereof) may not disclose a Fund's portfolio holdings information to any person other than in accordance with the policy. Under the policy, persons associated with the Funds may not solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Portfolio holdings information may be provided to third parties if such information has been included in the Funds' public filings with the SEC or is disclosed on the Funds' publicly accessible Web site, www.nuveen.com. Information posted on the website may be separately provided to any person commencing the day after it is first posted. For Municipal Funds, this information is posted monthly approximately 5 business days after the end of the month as of which the information is current. For other Funds this information is posted monthly approximately 5 business days after the end of the month following the month as of which the information is current. Additionally, each Fund posts on the website a list of top ten holdings as of the end of each month, approximately 5 business days after the end of the month as of which the information is current. The Funds reserve the right to revise this posting schedule in the future. The information posted will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

   Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties if the recipient is required to keep the information confidential and not misuse it, either by virtue of the recipient's duties to the Funds as an agent or service provider or by explicit agreement. In this connection, portfolio holdings information will be disclosed on an ongoing basis in the normal course of investment and administrative operations to service providers, including the Funds' investment adviser, subadvisers, distributor, independent registered public accounting firm, custodian and fund accounting agent. Portfolio holdings information will also be provided to financial printers (including R.R. Donnelley Financial, Financial Graphic Services), proxy voting services (including Institutional Shareholder Services, ADP Investor Communication Services and Glass, Lewis & Co.), vendors that assist with the pricing of portfolio holdings (including Interactive Data Corporation and Standard & Poor's), firms that have been retained by the Fund or its adviser or subadviser to process corporate actions or file proof of claims (including Securities Class Action Services), and legal counsel to the Funds, the Funds' independent directors, or investment advisers (including Bell, Boyd & Lloyd LLC and Chapman and Cutler LLP). The Funds' investment adviser or subadvisers may also provide portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of information, including limitations on the scope of the portfolio holdings information disclosed.

   A Fund or its investment adviser or sub-adviser(s) may also provide portfolio holdings information on an ongoing basis to third parties that provide portfolio analytical tools or assistance with portfolio accounting, straight-through processing or trade order management (including Vestek Systems, Thompson Financial, Factset Research Systems and Advent Software), trading cost analysis (including Elkins/McSherry, LLC and Abel/Noser Corp.) or other portfolio management services; third parties that supply their analyses of holdings information, but not the holdings information itself, to their clients (including retirement plan sponsors or their consultants); and certain independent rating and ranking organizations (including Standard & Poor's, Moody's Investor Services and Lipper, Inc.). A Fund or its investment adviser, subadviser or distributor may also provide portfolio holdings information to third party firms for due diligence purposes in connection with the firm's decision to offer or continue to offer Fund shares to customers or in anticipation of a merger involving a Fund, or in other circumstances. To the extent that these disclosures are made prior to the posting of the information on the publicly available website, designated officers of the Funds must first make a determination that there is a legitimate business purpose for doing so and the recipient is subject to a duty to maintain the confidentiality of the information and not misuse it.

   Portfolio holdings information will also be disclosed as required by law to regulatory agencies, listing authorities or in connection with litigation.

   Compliance personnel of the Funds and their investment adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policy. Reports are made periodically to the Funds' Board.

   There is no assurance that the Funds' policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

   In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Funds' Prospectuses, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds.

   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

   To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the applicable Prospectus.

   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

   The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust II, dated February 1, 1997 and last renewed on July 28, 2005 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

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

   The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                         Year Ended            Year Ended            Year Ended
                                      February 29, 2004     February 28, 2005     February 28, 2006
                                    --------------------- --------------------- ---------------------
                                                  Amount                Amount                Amount
                                     Amount of   Retained  Amount of   Retained    Amount    Retained
                                    Underwriting    By    Underwriting    By    Underwriting    By
                                    Commissions   Nuveen  Commissions   Nuveen  Commissions   Nuveen
Fund                                ------------ -------- ------------ -------- ------------ --------
Nuveen California Municipal Bond
 Fund..............................     $118       $16        $149       $22        $157       $21
Nuveen California Insured Municipal
 Bond Fund.........................      284         9         170        24         188        22
Nuveen Connecticut Municipal Bond
 Fund..............................      350        45         432        62         379        44
Nuveen Massachusetts Municipal
 Bond Fund.........................       84        11          82        11          67         8
Nuveen Massachusetts Insured
 Municipal Bond Fund...............       76        10          65        10          49         7
Nuveen New Jersey Municipal Bond
 Fund..............................      136        --         119        14         171        24
Nuveen New York Municipal Bond
 Fund..............................      254        34         361        41         492        56
Nuveen New York Insured Municipal
 Bond Fund.........................      226        24         236        35         170        21

Other compensation to certain dealers

   NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or
(b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen funds.

   In 2006, NAM expects that it will pay additional compensation to the following dealers:

      A.G. Edwards & Sons, Inc.
      Ameriprise Financial
      Merrill Lynch, Pierce, Fenner & Smith, Inc.
      Morgan Stanley DW Inc.
      Raymond James Financial
      Smith Barney
      UBS Financial Services Inc.
      Wachovia Securities, LLC

DISTRIBUTION AND SERVICE PLAN

   The Funds have adopted a plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

   The distribution fee applicable to Class B and Class C Shares under each Fund's 12b-1 Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's 12b-1 Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

   Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the 12b-1 Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the 12b-1 Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the 12b-1 Plan applicable to Class C Shares.

   During the fiscal year ended February 28, 2006, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.

                                                           12b-1 Fees
                                                           Incurred by
                                                          each Fund for
                                                         the Year Ended
                                                        February 28, 2006
                                                        -----------------
      Nuveen California Municipal Bond Fund:
         Class A.......................................     $143,719
         Class B.......................................      135,099
         Class C.......................................      150,358
      Nuveen California Insured Municipal Bond Fund:
         Class A.......................................     $166,838
         Class B.......................................      162,421
         Class C.......................................       95,629
      Nuveen Connecticut Municipal Bond Fund:
         Class A.......................................     $443,891
         Class B.......................................      257,289
         Class C.......................................      272,302
      Nuveen Massachusetts Municipal Bond Fund:
         Class A.......................................     $116,265
         Class B.......................................       61,372
         Class C.......................................       86,188
      Nuveen Massachusetts Insured Municipal Bond Fund:
         Class A.......................................     $ 42,780
         Class B.......................................       61,310
         Class C.......................................       82,060
      Nuveen New Jersey Municipal Bond Fund:
         Class A.......................................     $152,946
         Class B.......................................      224,039
         Class C.......................................      211,523
      Nuveen New York Municipal Bond Fund:
         Class A.......................................     $291,564
         Class B.......................................      318,622
         Class C.......................................      297,830
      Nuveen New York Insured Municipal Bond Fund:
         Class A.......................................     $180,138
         Class B.......................................      198,237
         Class C.......................................      124,293

   Under each Fund's 12b-1 Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the 12b-1 Plan. The 12b-1 Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the 12b-1 Plan or by vote of a majority of the outstanding voting securities of such class. The 12b-1 Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the 12b-1 Plan cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders. The 12b-1 Plan may not be amended to increase materially the cost that a class of shares may bear under the 12b-1 Plan without the approval of the shareholders of the affected class, and any other material amendments of the 12b-1 Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the 12b-1 Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

   PricewaterhouseCoopers, LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for the Funds. In addition to audit services, the auditors will provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

   The custodian of the Funds' assets is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, 66 Brooks Drive, Braintree, Massachusetts 02184.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report. Each Fund's Annual Report is incorporated by reference into this Statement of Additional Information and is available without charge by calling (800) 257-8787.

APPENDIX A

Ratings of Investments

   The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations that are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

   The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds that have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

   Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but NAM will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. The Funds may also purchase or sell put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds, U.S. Treasury Notes, and/or Eurodollar futures contracts on The Chicago Board of Trade or the Chicago Mercantile Exchange. The purchase of put options on financial futures is analogous to the purchase or sale of put options by a Fund on its portfolio securities to hedge against the risk of rising or declining interest rates. As with options on debt securities, the holder of an option may terminate his position by buying or selling an option of the same type. There is no guarantee that such closing transactions can be effected.

Index Contracts

   Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

   Index Options. The Funds may also purchase or sell put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in NAM's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). NAM will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                  MAI-MS2-0606D